UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy statement pursuant to Section 14(A) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GOOGLE INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Vote by Internet

Go to www.envisionreports.com/goog

Or scan the QR code with your smartphone Follow the steps outlined on the secure website

Stockholder Meeting Notice

1234 5678 9012 345

Google Inc. Annual Meeting of Stockholders to be Held on June 21, 2012 Important Notice Regarding the Availability of Proxy Materials for the

Pursuant to Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Stockholders are available on the internet. Follow the instructions below to view the proxy materials and to vote online or to request a copy of the proxy materials. The items to be voted on and the location of the Annual Meeting are on the reverse side of this notice. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

www.envisionreports.com/goog

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/goog to view the materials. Step 2: Click on “Cast Your Vote” or “Request Materials”.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge to you for requesting a copy of the proxy materials. Please make your request for a copy of the proxy materials as instructed on the reverse side of this notice on or before June 4, 2012 to facilitate timely delivery.

C O Y

01FTXJ

Stockholder Meeting Notice

Google Inc.’s Annual Meeting of Stockholders will be held on June 21, 2012, at 1600 Amphitheatre Parkway,

Mountain View, CA 94043, at 2:00 p.m. local time, for Google’s stockholders as of the close of business on April 23, 2012.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR all director nominees, FOR proposals 2, 3 (comprising Proposals 3A, 3B, and 3C), 4, and 5:

1. Election of Directors.

2. The ratification of the appointment of Ernst & Young LLP as Google’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

3. The approval of the adoption of Google’s Fourth Amended and Restated Certificate of Incorporation*:

3A. The approval of the adoption of amendments to Google’s Third Amended and Restated Certificate of Incorporation to establish the Class C capital stock and to make certain clarifying changes.

3B. The approval of the adoption of amendments to Google’s Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A common stock from 6 billion to 9 billion.

3C. The approval of the adoption of amendments to Google’s Third Amended and Restated Certificate of Incorporation to provide for the treatment of shares of Class A common stock in a manner that is at least as favorable as the shares of Class B common stock.

4. The approval of Google’s 2012 Stock Plan.

5. The approval of Google’s 2012 Incentive Compensation Plan for Employees and Consultants of Motorola Mobility.

* Each of the proposals comprising Proposal 3 is cross-conditioned upon the approval by our stockholders of all of the proposals comprising Proposal 3. None of Proposals 3A, 3B, or 3C will be deemed approved unless all of them are approved. The approval of each of the proposals comprising Proposal 3 shall constitute the requisite approval of the adoption of Google’s Fourth Amended and Restated Certificate of Incorporation as required by Delaware law.

The Board of Directors recommends that you vote AGAINST proposals 6, 7 and 8:

6. A stockholder proposal regarding an advisory vote on political contributions, if properly presented at the meeting.

7. A stockholder proposal regarding mandatory arbitration of certain shareholder claims, if properly presented at the meeting.

8. A stockholder proposal regarding equal shareholder voting, if properly presented at the meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials . to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you

Directions to the Google 2012 Annual Meeting of Stockholders

Directions to Shoreline Amphitheatre from either San Jose or San Francisco: (1) Follow Route 101 to the Rengstorff Avenue/Amphitheatre Parkway exit.

(2) Follow the signs to the Amphitheatre (cross back over 101 if you are coming from the north/just stay right if you are coming from the south).

(3) Go through the signal at Charleston Road and continue on Amphitheatre Parkway. You will pass Google on your right. (4) Turn left at Bill Graham Parkway and follow the signs to Lot C.

Parking will only be available at the Shoreline Amphitheater. A shuttle bus will be available to take you to our headquarters for the Annual Meeting.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, internet or email options below. Email copies: Current and future email delivery requests must be submitted via the internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side of this notice when requesting a set of proxy materials.

Internet – Go to envisionreports.com/goog. Click “Cast Your Vote” or “Request Materials”. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

Email – Send an email to investorvote@computershare.com with “Proxy Materials Google Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse side of this notice, and state in the email that you want a paper c opy of the current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by June 4, 2012.

01FTXJ